Retirement benefits (Tables)	12 Months Ended
Mar. 31, 2020
Retirement benefits
Summary of amounts recognized in the consolidated balance sheet in respect of defined benefit plans

	At March 31,
	2020	2019	2018
	€M	€M	€M
Present value of benefit obligations	(14.9)	(15.0)	(15.0)
Fair value of plan assets	10.4	10.3	10.3
Present value of net obligations	(4.5)	(4.7)	(4.7)
Related deferred tax asset	0.6	0.6	0.6
Net pension liability	(3.9)	(4.1)	(4.1)